Vision Energy Corporation



February 2023

DISCLAIMER

©2023 Vision Energy Corporation. All rights reserved. Unless otherwise noted, "Vision Energy" and all other marks used in this presentation are trademarks of Vision Energy Corporation and its affiliated companies (collectively the "Company"). Any reproduction or dissemination of any feature of this presentation, in whole or in part, or any use of this presentation for any unlawful purposes, is strictly prohibited. This presentation contains certain statements that may be deemed "forward-looking statements". Information set forth may involve forward-looking statements under applicable securities laws. Forward-looking statements are statements that relate to future, not past, events. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "anticipate", "believe", "plan", "estimate", "expect", and "intend", statements that an action or event "may", "might", "could", "should", or "will" be taken or occur, or other similar expressions. All statements, other than statements of historical fact, included herein are forward-looking statements. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

- We have a short operating history and have generated minimal revenue to date. This makes it difficult to evaluate our future prospects and increases the risk that we will not be successful;
- We expect to expand our development and operational capabilities and, as a result, we may encounter difficulties in managing our growth, which could disrupt our operations;

and such other factors as discussed in the issuer's filings with the Securities and Exchange Commission.

The information provided in this presentation is provided solely for general knowledge purposes. This presentation is not intended to be a comprehensive review of all matters and developments concerning the Company and the Company assumes no responsibility for its completeness, accuracy and currency. Although information used in this presentation is believed to be accurate as at the date hereof, it may not be accurate when read. The Company does not undertake to update any of the information provided in this presentation.

THIS PRESENTATION IS PROVIDED "AS IS" WITHOUT ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND, INCLUDING WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OF INTELLECTUAL PROPERTY, OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL THE COMPANY, ITS DIRECTORS, OFFICERS OR EMPLOYEES BE LIABLE FOR ANY DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES DUE TO LOSS OF PROFITS OR BUSINESS INTERRUPTION) DUE TO THE READER'S USE OF THIS PRESENTATION.

This presentation is not to be construed as an offer to sell, or a solicitation of an offer to buy securities of the Company. An offer to sell, or a solicitation of an offer to buy securities of the Company can only be made by a broker-dealer registered in all jurisdictions in which such an offer is being made and only if such offer is otherwise made in accordance with all applicable securities laws, regulations, and rules of any kind whatsoever. The information in this presentation is not intended in any way to qualify, modify or supplement any prospectus or other information disclosed under the corporate and securities legislation of any jurisdiction applicable to the Company. No securities commission has in any way passed on any of the information contained in this presentation.

THE FOREGOING LIMITATIONS AND DISCLAIMERS APPLY REGARDLESS OF THE CAUSES OR CIRCUMSTANCES GIVING RISE TO THE LOSS, DAMAGE, CLAIM OR LIABILITY, EVEN IF SUCH LOSS, DAMAGE, CLAIM OR LIABILITY IS BASED UPON BREACH OF CONTRACT (INCLUDING, WITHOUT LIMITATION, A CLAIM OF FUNDAMENTAL BREACH OR A BREACH OF A FUNDAMENTAL TERM), TORT (INCLUDING, WITHOUT LIMITATION, NEGLI- GENCE) OR STRICT LIABILITY.

MISSION

VISION ENERGY's Mission is to facilitate and advance the energy transition through origination, acquisition, and development of strategic energy assets.

We employ proven technologies and operating methodologies to optimise asset performance and efficiencies for global supply chains seeking lower-carbon energy solutions.



WHO WE ARE

VISION ENERGY is a forward-looking energy company developing energy assets and solutions for the commercial, industrial and transportation sectors.

VISION ENERGY's team is leveraging a proven track-record in site and asset procurement, accelerating development, permitting processes and plant design to facilitate low-carbon energy production, storage, supply and distribution.



WHAT WE DO

VISION ENERGY


H_2

VISION ENERGY is committed to providing carbon abatement and renewable energy solutions whilst targeting attractive investment yields.


H_2

Where possible, our projects are designed to leverage existing gas and power infrastructure for integration and distribution of reduced-carbon energy to global customers or supply-chains.


H_2

The company pursues reliable offtake relationships and operating partnerships with energy industry participants and end users seeking carbon abatement across feedstocks and fuels.

PROJECT: Green Energy Hub Development

- Bulk Liquid Storage Facility
- Import, Storage and Distribution
  - North-western Europe
- Products
  - Green Ammonia
  - Renewable Methanol
  - Hydrogen
  - BioFuels
- Plans to Integrate Ammonia Back-Cracking Facility
  - Ammonia to Hydrogen Gas
- Phased Build Opportunity
  - Phase 1:
    - Up to 400,000 m^3, jetty, rail and truck loading facilities
  - Phase 2:
    - Expansion of renewable storage capacity
  - Phase 3:
    - Integration of ammonia cracking



Artist Illustration of future green energy hub concept in Vlissingen, the Netherlands.

LAND AND LOCATION: 16.4 Hectares Prime Industrial Land

- 16.4 hectares of prime industrial land secured and at an advanced stage of development.





16.4

Hectares

of land secured and under development




North Sea
Rotterdam
Map showing project location in Vlissingen on the Sloehaven Channel.
Terminal Location
Bruges
Antwerp
Sint-Niklaas
Ghent

DEVELOPMENT PLAN: Phased Build-Out Strategy

- 150,000 CBM Ammonia storage, jetty, rail and truck loading infrastructure



Phase 1a*

- Expansion of storage: 180,000 CBM Methanol and 70,000 CBM Biofuels capacity added to 150,000 CBM Ammonia storage.



Phase 1b*

- Further expansion of Ammonia storage
- Integration of an Ammonia Cracker to crack Ammonia to Hydrogen gas
- Hydrogen Cylinders for buffer storage of H2 gas



Phase 2 & 3

Phase 1a and Phase 1b are consolidated as "Phase 1" for permit application purposes and in financial pro forma

INFRASTRUCTURE: Phase 1a Layout and Design 150,000 CBM

Phase 1a construction of the terminal is scheduled to commence in Q1 2024 with first operations anticipated in 2026.



A = Green Ammonia, J = Jetty,
O = Office, Q = Quay Wall,
R = Rail Loading, T = Truck loading


J
Q
R
O
A
T
Artist Illustration of Phase 1a concept

INFRASTRUCTURE: Phase 1a + 1b Layout and Design 400,000 CBM

Phase 1b construction can be initiated concurrent with Phase 1a or amended and staged subject to commercial requirements.



A = Green Ammonia, B = Biofuels,
J = Jetty, M = e-Methanol, O = Office,
Q = Quay Wall, R = Rail Loading,
T = Truck loading,


J
Q
B
R
M
O
A
B
T

Artist Illustration of Phase 1a & 1b concept

PHASE 1 PROJECT DATA: Key Headlines


400,000
cubic metres
capacity (cbm)
CAPEX*
$450
million
4.8
million cbm
Potential annual throughput (phase 1)
*estimated in pro forma financial projections and assumptions
FX Assumption: EUR/USD: €1 = $1

INFRASTRUCTURE: Phase 2 and 3 Conceptual Layout

Phase 2 & 3 plans include expansion of Green Ammonia storage, H2 storage, and integration of an Ammonia Cracker to process Green Ammonia into Hydrogen for distribution into the European Hydrogen Backbone (EHB).

Artist Illustrations of Phase 1, 2 & 3 concept













STRATEGIC POSITIONING: Optimal Location for Hydrogen Imports

The European Hydrogen Backbone (EHB) initiative aims to diversify gas supplies and speed up the roll-out of renewable gases and hydrogen in Europe.

Setting a goal to reach an additional 20 million tonnes (Mt) of renewable hydrogen – 10 Mt domestically produced, and 10 Mt imported – on top of the 5.6 Mt foreseen under Fit for 55, going beyond the targets of the EU's hydrogen strategy.



Rotterdam
Cologne
Gasunie is an energy network operator in the Netherlands and the northern part of Germany. Gasunie owns the Netherlands gas transmission network with a total length of over 12,000 kilometres and 3,100 kilometres long network in Germany.
Hamburg
North
Amsterdam
Rotterdam
Ruhr area
Zeeland
Antwerp
Limburg
Phases
2025
2026
2027
2028
2029
2030
Development of regional backbones, including connections to Germany and the northern Netherlands
Industrial clusters interconnected and connected to hydrogen storage facilities
Backbone connected to European hydrogen backbone
gasunie
crossing borders in energy
VISION ENERGY
Existing pipeline
New hydrogen pipeline
Industrial cluster
Hydrogen storage
Electrolyser
Additional supply of liquid H_2
Gasunie, September 2020

*Source: www.ehb.eu

Vision Energy assets are located proximate to future H2 Backbone connection planned in Zeeland, Netherlands.

PROJECT ATTRIBUTES: At a Glance

Strategic location
for storage of hydrogen carriers and low-carbon fuels



A cutting-edge terminal for renewable and sustainable products and fuels



Permitting
of tanks for flexible product storage



2026

First operations
expected for Phase 1



Dedicated
deep-water jetty



Dedicated rail and road facilities with direct access to the North Sea and European waterways



Operating 24 hours a day, 365 days a year



Bonded warehousing
& on-site priority surveying

PROJECT DEVELOPMENT TIMELINE

VISION ENERGY

- July 2021: Permit related studies commenced
- April 2022: NOx allocation secured for future construction and operations
- November 2022: Preliminary Front End Engineering (FEED) initiated with Linde Engineering
- December 2022: Concept Environmental Permit submitted
- January 2023: Definitive "MER" (EIA) on schedule for submittal

Q1 2023	Q3 2023	Q4 2023	Q1 2024	2026
All Permit Applications complete	**Permits expected to be granted***	**Final investment decision anticipated***	**Phase 1 construction to commence***	**First Operations are anticipated***

* Scheduling for FID, Construction and Commencement of Operations is subject to granting of requisite permits and securing of commercial contracts with launching customers.

BOARD AND EXECUTIVE TEAM

VISION ENERGY

Andrew Hromyk – CEO and Director

Since 1995, Mr Hromyk has been Principal of First Finance Limited and its sister company Century Capital Management Ltd., a Private Equity investment advisory group based in Vancouver, British Columbia with a proven track record of returning significant value to stakeholders by making early-mover strategic investments in advance of developing markets or cycles through both private and public companies. Mr. Hromyk has supported industrial, chemical and energy operations domestically and internationally. Mr. Hromyk studied Economics at Chaminade University and the University of British Columbia.

Arron Smyth – Executive Vice-President

Mr. Smyth has over 18 years business experience spanning financial services, investment banking, business leadership and operations in both developed and emerging markets. Since 2019 Mr. Smyth has been Managing Director Europe for the First Finance group of companies, developing and supporting the group's private equity investments and projects including Evolution Terminals, and previously a Netherlands-based developer of green hydrogen production infrastructure.

Matthew Hidalgo – CFO

With over 15 years of experience in corporate accounting, operations, financing, corporate restructuring and the integration of acquisitions, Mr. Hidalgo is responsible for financial management and operations. Formerly, he was an accountant for Pricewaterhouse Coopers LLP and the controller and operations manager for the largest subsidiary of WPCS International Incorporated. Prior roles included managing accounting functions for several Australian subsidiaries. Mr. Hidalgo graduated from Pennsylvania State University with a B.S. degree in Accounting.

Michael A. Doyle – Independent Director

For over 25 years, Mr. Doyle was a key executive for Comcast Corporation where he was the President of the largest division of the multi-billion dollar Comcast Cable group representing over 18,000 employees. Mr. Doyle has been recognized by the National Cable Television Association with induction into its prestigious Cable Pioneers organization. He has also served as chairman of the management board for New England Cable News. Mr. Doyle has received the Distinguished Communications Award for Excellence in Journalism from the International Association of Business Communicators. Mr. Doyle received his B.A. from Drew University where he is also a member of their Athletic Hall of Fame.

Charles F. Benton – Independent Director

Mr. Benton has over 30 years of experience in finance, operations and business development with major corporations. Formerly, he directed the distribution services and supply chain for Ascena Retail Group, Inc., which is a leading national specialty retailer of women's apparel operating over 1,800 retail stores in the United States. Mr. Benton also worked 20 years for Consolidated Rail Corporation (CONRAIL) where he was responsible for finance, operations and business development. Mr. Benton is a graduate of St. Joseph's University with a B.S. degree in Accounting.

Judd Brammah – Independent Director

Mr. Brammah was appointed as a director on June 26, 2020. Since 2011, he has been the Chief Executive Officer of Synergy Medical Technologies, a United Kingdom based company that focuses on orthopedic medical devices and technologies used by healthcare professionals. Mr. Brammah received a Bachelor of Science degree in engineering from London South Bank University. After graduation, he worked for Xerox Corporation and then entered into the medical devices field with Howmedica, Stryker Corporation, and Wright Medical Technologies. Mr. Brammah has extensive experience in research and consulting for multi-national medical device companies, which led to his founding of Synergy Medical Technologies.

VISION ENERGY

Arron Smyth – Managing Director, Evolution Terminals BV

Mr. Smyth is a senior executive with an accomplished background in financial services, investment banking, business leadership and operations. He has provided origination and advisory services to private equity/ venture capital, debt/trade finance institutions, family offices and commodity trading houses and has a substantive track record in supporting transactions, projects and operations in the oil & gas, mining and clean energy sectors in EMEA and North America. Mr. Smyth has served as a board member, executive director, senior advisor and management consultant to private and public organisations focused on operating or investing within the energy and natural resources sectors around the world.

Maarten Reenalda – Head of Project Operations

Mr. Reenalda is a senior executive of Dutch nationality and is experienced in infrastructure and real estate development both as a Project Management Consultant and as a contractor. He graduated from the Delft University of Technology in the Netherlands with a master's degree in construction management. Since his graduation he has worked for multinational companies predominantly in an international environment, developing and managing major infrastructure projects around the world. Mr Reenalda is a guest lecturer at the TU Delft faculty of Architecture & the Built Environment for the module "Management in the Built Environment".

Pieter Danneels – Senior Project Controls Manager

Mr. Danneels is a graduate of the faculty of aerospace engineering at the Delft University of Technology where he focused on efficiency of large complex systems. As a project controls professional he makes sure that companies and projects have the necessary insights to make well-founded business decisions. Mr Danneels is experienced in large infrastructure projects in the Netherlands and Belgium where he strives to deliver efficiency across many aspects of the organization. He is particularly skilled at connecting different fields of expertise, for example: Planning, Risk, Cost Control and Scope, to add greater value and insight.

Feiko Jager– Senior Technical Adviser

Mr. Jager has spent his entire career working in the international tank storage industry, including 20 years for Royal Vopak in various senior operational, technical and commercial positions. Since 2010, Mr Jager has provided specialist consulting services with a focus on the development of port logistics mainly for the energy industry. Mr Jager graduated from the Delft University of Technology in the Netherlands with a Masters Degree in Maritime Engineering, and is a Dutch National.

Jan Thijs Maatman – Chief Commercial Officer

Mr. Maatman graduated from the Delft University of Technology in The Netherlands with a master's degree in Applied Earth Science, specialization processing raw materials. Since his graduation, Mr. Maatman has worked for a maritime contractor as a Superintendent, Works Manager and Project Manager in several countries. Later, he worked for Bluewater, a company active in the operations of floating and storage vessels and supplier of equipment to import/export crude oil and oil products to onshore storage terminals and where Mr. Maatman fulfilled positions as Engineer, Tender Manager and Business Developer. In 2008 Mr. Maatman co-founded Riverlake Solutions under the umbrella of the Riverlake Group in Geneva, Switzerland.

Emilie Janson – Chief Technical Officer

Mrs. Janson holds a Master of Science in Petroleum and Mining Engineering from the University of Delft and an Executive Master of Business Administration from the University of Maastricht.
A qualified professional with diversified experience in sustainable development, energy transition, petro-chemical industry and waste management, Mrs Janson is a dynamic innovator with an engineering background and provides decisive leadership to multi-functional, cross cultural global teams. Mrs Janson has worked overseas in the MENA region for many years and has fulfilled leading positions in oil and gas projects, managing green field terminal and port developments and is specialized in sustainable energy projects.

Hanno Hardenbol – Senior Project & Engineering Advisor

Mr. Hardenbol is an industry expert with over 20 years experience in the international Upstream and Midstream industry. Highly experienced in Project Development and Project Management of energy infrastructure and innovative (sustainable) energy projects, he has extensive knowledge of global shipping, onshore and offshore Construction and Installation industries in various engineering, sales and project management roles. In 2011, Mr Hardenbol founded DeepSea Engineering & Management, a Dutch company focused on providing optimal technological solutions of integrated subsea infrastructure projects, including Public Private Partnership projects. Since 2016 Mr Hardenbol has focused on development and operation of Ports and Green Energy Hubs.

Evolution Terminals

CORPORATION ORGANSIATIONAL DIAGRAM

VISION ENERGY

Vision Energy Corporation, USA

VisionH2 Holdings AG, Switzerland

Evolution Terminals SPV II BV
Netherlands
100%

Asset Holding Company for ownership of specific Tank/Terminal Assets within the Evolution Terminals facility.

Enables structuring of asset-specific ownership rights for strategic customers or partners, if required.

Vision Hydrogen BV
Netherlands
100%

Project development company for the (co)ownership and (co)development of the Ammonia Cracking Facility to be integrated with the terminal, to process green ammonia to hydrogen gas.

Evolution Terminals BV
Netherlands
100%

Long Lease Agreement for 16.4 hectares of Land.

Main Project Development Company.

Evolution Terminals Operating BV
Netherlands
100%

Entity to own and operate all logistics infrastructure and provide handling services to all users/customers of the Terminal, for a fee; and may have several parties as joint shareholders.

MARKET & OPPORTUNITY OVERVIEW

VISION ENERGY

Favourable Market Conditions and Ambitious Global Targets

Governments have committed to decarbonise shipping by 2050, support industrial-scale zero-emission shipping projects through national and regional action, and deliver the policy measures that will make zero-emission shipping the default choice by 2030 (GMF, 2021)*.

*Source: www.greenmunicipalfund.ca
** Source: www.marinelog.com

EU's ambition to reduce emissions to
55%
below 1990 levels by 2030

69
million tonnes per year
Possible volume of Ammonia in world trade by 2040

180
million tonnes
Worldwide production annually of Ammonia and increasing

14.3 Mt
expected reduction in CO_2 by 2030 due to carbon tax, 2021

110
million tonnes
Worldwide production annually of Methanol and increasing

250
million tonnes per year
Possible volume of E-Methanol in world trade by 2050

125€
per ton
price of CO_2 in 2030 increasing from €30 per ton in 2021

Large shipping companies such as Maersk and MSC have ordered vessels that will sail on Green Fuels such as green Ammonia and E-Methanol**

COMMERCIAL OPPORTUNITY – Ammonia and Green Ammonia

VISION ENERGY

Worldwide production of Ammonia is around 180 million tons per year and the demand is increasing due to large scale agricultural activities

More than 80 % of Ammonia is used as feed stock for production of fertilizers. The rest is used as In Chemical industry as feedstock for plastics, fibers, explosives, nitric acid and intermediates for dyes and pharmaceuticals.

Green Ammonia's potential as a hydrogen carrier may make it key in transporting energy between continents as renewable energy markets thrive.

*Source: www.ihsmarkit.com

180
million tonnes
Worldwide production annually of Ammonia and increasing

>80%
Ammonia used as feed stock for production of fertilisers

50%
Green Ammonia production is forecast to be shipped to Europe

14
million tonnes per year
Current market size of Gray Ammonia

69
million tonnes per year
Volume of Ammonia in world trade by 2040*

Middle East, Africa and Australia, main regions of export of Green Ammonia

COMMERCIAL OPPORTUNITY – Methanol and E-Methanol

VISION ENERGY

Worldwide production of Methanol is around 110 million tons per year and the demand is increasing

Methanol is mainly used as chemical feedstock, fuel, solvent and antifreeze.

E-Methanol will be used as a green fuel in the transportation industry, for example as shipping fuel.

Maersk has ordered 13 container vessels sailing on e-Methanol; 380,000–460,000 ton/year of green methanol for their carbon neutral containerships in 2024. Trafigura plans 18% of their fleet by 2030 sailing on Green Ammonia.

Planned and confirmed outside Europe 180,000 tons per year.

Planned and not confirmed: 459,000 tons per year.

*Source: www.irena.org
**Source: www.ihsmarkit.com

110
million tonnes
Worldwide production annually of Methanol and increasing

4,000
tonnes per year
Current market size of E-Methanol and capacity is increasing

250
million tonnes
E-Methanol in world trade by 2050*

145,000
tonnes per year
Planned and confirmed demand in Europe as of Q1 2022

459,000
tonnes per year
Planned but not not yet confirmed \demand as of Q1 2022

180,000
tonnes per year
Planned and confirmed demand outside Europe as of Q1 2022

Vision Energy Corporation

Registered Office

16th Floor,
95 Christopher Columbus Drive,
Jersey City, NJ 07302 USA

+1 (551) 298 3600

info@visionenergy.com

www.visionenergy.com

Stock Information
OTC PINK: VENG
CUSIP: 92837Y200
ISIN: US92837Y200
Shares Outstanding: 42,097,552

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